EXHIBIT 10.2












                         STOCK PURCHASE AGREEMENT

                              by and between

                               OAM, S.p.A.

                                   and

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.

                               dated as of

                             January 10, 2002



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                             STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of January 10, 2002 (this
"Agreement"), by and between OAM, S.p.A., an Italian corporation (the "Selling Stockholder") and Bion Environmental Technologies, Inc., a Colorado corporation (the "Purchaser").

     WHEREAS, the Selling Stockholder is the owner of 3,459,997 shares (the "Shares") of common stock, par value $.01 per share ("Centerpoint Common Stock"), of Centerpoint Corporation, a Delaware corporation ("Centerpoint");

     WHEREAS, upon the terms and subject to the conditions set forth herein, the Selling Stockholder desires to sell to the Purchaser, and the Purchaser desires to purchase from the Selling Stockholder, all of the Shares;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                         PURCHASE AND SALE OF SHARES

     Section 1.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, at the closing contemplated by this Agreement (the "Closing"), which is being held simultaneously with the execution herewith, the Selling Stockholder is selling, transferring, assigning, conveying and delivering to the Purchaser, and the Purchaser is purchasing from the Selling Stockholder, the Shares for an aggregate consideration to consist of:

          (a) 1,000,000 (the "Consideration Shares") shares of common stock, no par value per share, of the Purchaser (the "Purchaser Common Stock"), which are subject to the restrictions referred to in Section 3.11, and have the benefit of the registration rights agreement referred to in Section 2.2(a);

          (b) a warrant in substantially the form attached hereto as Exhibit "A", the "Consideration Warrant" and, together with the Consideration Shares, the "Consideration Securities") to purchase 1,000,000 shares of Purchaser Common Stock (the "Consideration Warrant Shares");

          (c) $3,700,000 in cash;

          (d) Assignment of 100% of $4.2 million principal and all accrued and unpaid interest, represented by that certain note dated June 13, 2001, by Trident Rowan Group Inc., a Maryland corporation ("TRG"), in favor of Centerpoint and its transferees and assigns (the "TRG Note");

          (e) Assignment of 65% of that certain litigation claim of Centerpoint against Banca di Intermediazione Mobiliare IMI S.p.A., an Italian corporation ("IMI"). In connection with such assignment, Selling Stockholder shall continue to administer any litigation related to, settlement of, or other resolution of such action and the assigned interest, to the best of its ability, on behalf of both Selling Stockholder and Centerpoint as Centerpoint's duly authorized agent. Selling Stockholder acknowledges that Purchaser has no knowledge whatsoever of the substance, validity or merit of the claims and makes no warranty or other representation of any kind in relation thereto;

          (f) Assignment of 65% of the Selling Stockholder's right to that certain escrow account pursuant to the Escrow Agreement by and among the Selling Stockholder, IMI and Aprillia, S.p.A., an Italian corporation (the "Aprilia Escrow"). In connection with such assignment, Selling Stockholder shall continue to administer any litigation related to, settlement of, or other resolution of such action and the assigned interest, to the best of its ability, on behalf of both Selling Stockholder and Centerpoint as Centerpoint's duly authorized agent. Selling Stockholder acknowledges that Purchaser has no knowledge whatsoever of the substance, validity or merit of the claims and makes no warranty or other representation of any kind in relation thereto; and

          (g) Release of the Shares from that certain Pledge Agreement dated June 13, 2001 (the "Pledge Agreement") by and between the Selling Stockholder and Centerpoint pursuant to the Assignment of Pledge Agreement between Centerpoint and Purchaser of even date herewith (all such consideration
(a)-(g) above, the "Consideration"). The agreed upon aggregate value of the Consideration set forth in (d) through (g) above shall be $5,750,000.

     Section 1.2 Post-Closing Adjustment. If, prior to the expiration of the Adjustment Period (as defined below) the Purchaser issues, sells or transfers any of its equity securities or securities convertible into or exchangeable for equity securities, at a price which reflects or implies a price per share of Purchaser Common Stock less than $.75 per share, or amends, by formal amendment or waiver, the terms of any such outstanding security to reflect or imply such a price upon the closing of each such issuance, sale or transfer, the Purchaser shall issue to the Selling Stockholder a number of additional shares of Purchaser Common Stock computed in accordance with the following formula:

Y = .75(1,000,000)   -1,000,000
    --------------
      A

Where Y     =  The number of additional shares of Purchaser Common Stock to be issued to the Selling Stockholder upon the closing of the transaction in question.

      A     =  The price per share Purchaser Common Stock reflected or implied by such transaction.

          Provided, however, that notwithstanding anything to the contrary herein no adjustment shall be made for the issuance by Purchaser of any equity securities pursuant to the provisions of any of Purchaser's currently issued and outstanding "J" Warrants.

The "Adjustment Period" shall be a period commencing the day after the date hereof until such time as the cumulative equity investment in the Purchaser by third parties unaffiliated with the Selling Stockholder during such period shall equal $5 million.

                                  ARTICLE II
                       CLOSING; PAYMENT; DELIVERIES

     Section 2.1 The Closing. The Closing is taking place on the date hereof, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022.

     Section 2.2 Deliveries by the Purchaser. At the Closing, the Purchaser is delivering to the Selling Stockholder:

          (a) the consideration contemplated by Section 1.1(a) hereof by delivery of stock certificates representing the Consideration Shares registered in the name of the Selling Stockholder and the duly executed Registration Rights Agreement in the form of Exhibit "B" hereto (the "Registration Rights Agreement");

          (b) the consideration contemplated by Section 1.1(b) hereof by delivery of the Consideration Warrant;

          (c) the consideration contemplated by Section 1.1(c) hereof by wire transfer in immediately available funds to the account or accounts specified by the Selling Stockholder in Exhibit C;

          (d) the consideration contemplated by Section 1.1(d) hereof by delivery of the TRG Note accompanied by duly executed instruments of transfer in substantially the form attached hereto as Exhibit D;

          (e) the consideration contemplated by Section 1.1(e) hereof by delivery of that certain Assignment of Loan Agreement of even date herewith in substantially the form attached hereto as Exhibit E;

          (f) the consideration contemplated by Section 1.1(f) hereof by delivery of that certain Assignment of Escrow Agreement of even date herewith in substantially the form attached hereto as Exhibit F;

          (g) the consideration contemplated by Section 1.1(g) hereof by delivery of copies of an effective surrender and termination by Centerpoint of its rights under the Pledge Agreement in the form of Exhibit G; and

          (h) an officer's or director's certificate of the Purchaser certifying as to (i) resolutions of the Board of Directors of the Purchaser authorizing the execution, delivery and performance of this Agreement and the transaction contemplated hereby (ii) a certificate of recent date as to the good standing of the Purchaser in the jurisdiction of its incorporation (iii) the Certificate of Incorporation and by-laws of the Purchaser as in effect on the date of such certificate.

     Section 2.3 Deliveries by the Selling Stockholder. At the Closing, the Selling Stockholder shall deliver to the Purchaser:

          (a) a stock certificate or stock certificates representing the Shares being purchased at the Closing, duly endorsed or accompanied by other duly executed instruments of transfer;

          (b) a countersigned copy of the Registration Rights Agreement;

          (c) a copy of all resolutions adopted by the Board of Directors of the Selling Stockholder authorizing the sale of the Shares to the Purchaser pursuant to the terms of this Agreement, certified by the Secretary of Selling Stockholder;

          (d) a letter substantially in the form of Exhibit H executed by the Selling Stockholder and TRG (the "Side Letter").

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                         OF THE SELLING STOCKHOLDER

     The Selling Stockholder represents and warrants to the Purchaser as follows:


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     Section 3.1 Organization.

          (a) The Selling Stockholder is a corporation duly organized, validly existing, and in good standing under the laws of Italy, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so organized, existing and in good standing or to have such power and authority, or to be so qualified or licensed is not reasonably likely to (x) have a Material Adverse Effect on the Selling Stockholder; or (y) impair the ability of the Selling Stockholder to perform its obligations hereunder.

          (b) As used in this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect on the business, assets, results of operations or financial condition of the Selling Stockholder or the Purchaser, as the case may be; provided, however, that a Material Adverse Effect shall not include (a) any change or effect relating or due to general economic or industry-wide conditions and (b) any change or effect resulting from the announcement of the parties' intention to execute or execution of this Agreement or the consummation of the transactions contemplated hereby.

     Section 3.2 Authorization; Validity of Agreement.

          (a) The Selling Stockholder has the requisite corporate power and authority to execute and deliver this Agreement, the Side Letter and the Registration Rights Agreement (collectively the "Selling Stockholder Transaction Documents") and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Selling Stockholder of the Selling Stockholder Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Selling Stockholder and no other corporate proceedings on the part of the Selling Stockholder are necessary to authorize the execution and delivery of the Selling Stockholder Transaction Documents by the Selling Stockholder and the consummation of the transactions contemplated hereby and thereby. The Selling Stockholder Transaction Documents have been duly executed and delivered by the Selling Stockholder and, assuming due authorization, execution and delivery of the Selling Stockholder Transaction Documents by the parties hereto other than the Selling Stockholder, are valid and binding obligations of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with their terms, except to the extent such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 3.3 Capitalization. The authorized capital stock of Centerpoint consists of 20,250,000 shares of Common Stock of which 5,589,092 shares will be outstanding, excluding shares issued upon exercise or conversion of options, warrants, convertible debt instruments or other rights outstanding as of the date hereof, in accordance with their applicable terms, and 4,750,000 shares of Preferred Stock of which no shares will be outstanding, excluding shares issued upon exercise or conversion of options, warrants, convertible debt instruments or other rights outstanding as of the date hereof, in accordance with their applicable terms. Each outstanding share of Centerpoint Common Stock and Preferred Stock is duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. Except as set forth in
Schedule 3.3, there is no commitment, plan or arrangement to issue, and no outstanding option, preemptive right, warrant or other right, instrument or security calling for the issuance of, any share of capital stock of Centerpoint or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of Centerpoint.

     Section 3.4 No Violations; Consents and Approvals.

          (a) The execution and delivery of the Selling Stockholder Transaction Documents by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not (i) violate any provision of the certificate of incorporation or bylaws of the Selling Stockholder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which the Selling Stockholder is a party or by which any of its assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Selling Stockholder or any of its properties or assets; except in the case of clauses (ii) and (iii) for violations, breaches or defaults which would not reasonably be likely to (x) have a Material Adverse Effect on the Selling Stockholder; or (y) impair the ability of the Selling Stockholder to perform its obligations hereunder.

          (b) No filing or registration with, notification to, or authorization, consent or approval of, any foreign, federal, state, local, municipal, county or other governmental, administrative or regulatory authority, body, agency, court, tribunal, commission or similar entity (including any branch, department or official thereof) (a "Governmental Entity") is required in connection with the execution and delivery of the Selling Stockholder Transaction Documents by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby, except for such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made which would not reasonably be likely to (x) have a Material Adverse Effect on the Selling Stockholder; or (y) impair the ability of the Selling Stockholder to perform its obligations hereunder.

     Section 3.5 Ownership and Possession of Shares.

          (a) The Shares and the certificates representing the Shares are now owned by the Selling Stockholder, or by a nominee or custodian for the sole and exclusive benefit of the Selling Stockholder and, upon delivery to Purchaser of the surrender and termination by Centerpoint of its rights under the Pledge Agreement as set forth in Section 2.2(g), will be free and clear of all Encumbrances whatsoever, except for any Encumbrances created by this Agreement and Encumbrances arising under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws.

          (b) As used in this Agreement, the term "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, hypothecations, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

     Section 3.6 Good Title Conveyed. The stock certificates, stock powers, endorsements, assignments, and other instruments being executed and delivered by the Selling Stockholder to the Purchaser at the Closing will be valid and binding obligations of the Selling Stockholder, enforceable in accordance with their respective terms, and will effectively vest in the Purchaser good, valid and marketable title to all the Shares pursuant to and as contemplated by this Agreement free and clear of all Encumbrances, except restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws.

     Section 3.7 Centerpoint SEC Reports and Financial Statements.

          (a) Except as set forth on Schedule 3.7(a), Centerpoint has filed all forms, reports and documents required to be filed by it with the SEC since June 30, 1998 (together, the "Centerpoint SEC Reports"). The forms, reports and documents filed by Centerpoint from December 1, 1998 through March 31, 2000, and Note 21 (the "Subsequent Event Note") to the financial statements included in TRG's Form 10-K for the fiscal year ended December 31, 1999 (i) were prepared in accordance with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Centerpoint SEC Reports (the "Centerpoint Financial Statements"), as they would need to be adjusted to take into account the events reflected in the Subsequent Event Note (i) was prepared from the books of account and other financial records of Centerpoint and its Subsidiaries (as defined herein), (ii) was prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) presented fairly the consolidated financial position of Centerpoint and its consolidated Subsidiaries as at the respective dates thereof and the results of their operations and their cash flows for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to the omission of footnotes and normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Material Adverse Effect on Centerpoint).

          (c) The Selling Stockholder has heretofore furnished to the Purchaser complete and correct copies of (i) all agreements, documents and other instruments not yet filed by Centerpoint with the SEC but that are currently in effect and that Centerpoint expects to file with the SEC after the date of this Agreement and (ii) all amendments and modifications that have not been filed by Centerpoint with the SEC to all agreements, documents and other instruments that previously had been filed by Centerpoint with the SEC and are currently in effect.

          (d) Except as set forth in Schedule 3.7(d), Centerpoint has no liabilities or other obligations of a nature that would be required to be set disclosed on a balance sheet of Centerpoint or the footnotes thereto prepared in accordance with GAAP, other than liabilities and other obligations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Centerpoint.

     Section 3.8 Bank Statements. The bank statement of Centerpoint for the month ended December 31, 2001, in the form previously delivered to the Purchaser, fairly and accurately reflects the accounts of Centerpoint as of such date.


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     Section 3.9 Brokers.  Except for Investec Ernst & Co. ("Investec") and
Joseph Stevens & Company, Inc., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or based upon arrangements made by or on behalf of the Selling Stockholder or Centerpoint. Centerpoint is solely responsible for the fees and expenses of Investec.

     Section 3.10 Investment Representations. The Selling Stockholder is acquiring the Consideration Securities for the Selling Stockholder's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

     (b) The Selling Stockholder has been advised by the Purchaser that the Consideration Securities have not yet been registered under the Act, that the Consideration Securities will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Purchaser's reliance thereon is based in part upon the representations made by the Selling Stockholder in this Agreement. The Selling Stockholder acknowledges that the Selling Stockholder is otherwise familiar with, the nature of the restriction imposed by the Act and the rules and regulations thereunder on the transfer of the Consideration Securities. In particular, the Selling Stockholder agrees that no sale, assignment or transfer of the Consideration Securities shall be valid or effective, and the Purchaser shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Consideration Securities is registered under the Act, it being understood that the Consideration Securities are not yet registered for re-sale although the Purchaser has agreed to so register the Consideration Securities as provided in the Registration Rights Agreement, or (ii) the Consideration Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Consideration Securities, or (iii) such sale, assignment or transfer of the Consideration Securities is otherwise exempt from registration under the Securities Act. The Selling Stockholder further understands that absent registration under the Securities Act, an opinion of counsel and other documents may be required to transfer the Consideration Securities. The Selling Stockholder acknowledges that the Consideration Securities shall be subject to a stop transfer order and the certificates evidencing any Consideration Securities shall bear the following or a substantially similar legend or such other legend as may appear on the forms of the Consideration Securities and such other legends as may be required by state blue sky laws for so long as the Consideration Securities remain unregistered under the Act:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or (2) the Purchaser receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Purchaser, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

     Section 3.11 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Selling Stockholder nor any other Person (as defined herein) makes any other express or implied representation or warranty on behalf of the Selling Stockholder or any of its affiliates in connection with the transactions contemplated hereby.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                               OF THE PURCHASER

     The Purchaser represents and warrants to the Selling Stockholder as follows:

     Section 4.1 Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so organized, existing and in good standing or to have such power and authority, or to be so qualified or licensed is not reasonably likely to (x) have a Material Adverse Effect on the Purchaser; or (y) impair the ability of the Purchaser to perform its obligations hereunder.

     Section 4.2 Capitalization and Indebtedness. The authorized capital stock of Purchaser consists of 100,000,000 shares of Purchaser's Common Stock of which 13,481,930 are issued and outstanding as of the date hereof without giving effect to the issuance of shares to Selling Shareholder and Centerpoint pursuant to the transactions contemplated hereby or the automatic conversion of any of Purchaser's convertible debt securities as a result of the transaction contemplated hereby. In accordance with the terms of the convertible securities of the Purchaser set forth on Schedule 4.2 hereof, the convertible securities will by their terms be converted into not more than 19,050,000 shares of Purchaser's Common Stock upon the consummation of the transactions contemplated by this Agreement (the "Conversion of Indebtedness") if conversion occurs on or before January 15, 2002. Each outstanding share of Purchaser's Common Stock is duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. Except as set forth on Schedule 4.2, there is no commitment, plan or arrangement to issue, and no outstanding option, preemptive right, warrant or other right, instrument or security calling for the issuance of any share of capital stock of the Purchaser or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Purchaser. As of the date hereof the Purchaser is not in default with respect to any Indebtedness and the consummation of the transactions contemplated by this Agreement and the Centerpoint Stock Subscription Agreement will not result in any such default. Immediately following the consummation of the transactions contemplated by this Agreement and the Conversion of Indebtedness if conversion occurs on or before January 15, 2002, the total outstanding indebtedness of the Purchaser shall not be greater than $950,000, and indebtedness other than subordinated indebtedness shall not be greater than $950,000.

     Section 4.3 Authorization; Validity of Agreement. The Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and the documents and agreements attached hereto as exhibits to be executed and delivered by Purchaser (such documents and exhibits, the "Purchaser Transaction Documents"). The execution and delivery by the Purchaser of this Agreement and the Purchaser Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Purchaser, and no other corporate proceedings on the part of the Purchaser are necessary to authorize the execution and delivery of this Agreement and the Purchaser Transaction Documents by the Purchaser and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Purchaser Transaction Documents have been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery of this Agreement and the Purchaser Transaction Documents by the parties thereto other than the Purchaser, are valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except to the extent such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 4.4 No Violations; Consents and Approvals.

          (a) The execution and delivery of this Agreement and the Purchaser Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) violate any provision of the certificate of incorporation or bylaws of the Purchaser, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, contract, agreement or other instrument or obligation to which the Purchaser or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser, any of its Subsidiaries or any of their properties or assets, except in the case of clauses (ii) and (iii) for violations, breaches or defaults which would not reasonably be likely to (x) have a Material Adverse Effect on the Purchaser; or (y) impair the ability of the Purchaser to perform its obligations hereunder.

          (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required in connection with the execution and delivery of this Agreement or the Purchaser Transaction Documents by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby and thereby, except such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made would not reasonably be likely to (x) have a Material Adverse Effect on the Purchaser; or (y) impair the ability of the Purchaser to perform its obligations hereunder.

     Section 4.5 Issuance of Consideration Shares at the Closing. The Consideration Shares, being issued at the Closing are, and the Consideration Warrant Shares will be, when issued, validly issued, fully paid and nonassessable, and the issuance of such shares is not subject to preemptive or subscription rights.

     Section 4.6 Good Title Conveyed. The stock certificates, stock powers, endorsements, assignments and other instruments being executed and delivered by the Purchaser to the Selling Stockholder at the Closing will be valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, and will effectively vest in the Selling Stockholder good, valid and marketable title to all the Consideration to be transferred to the


Selling Stockholder pursuant to and as contemplated by this Agreement free and clear of all Encumbrances, except restrictions on transfer imposed by the Securities Act and state securities laws.

     Section 4.7 Purchaser SEC Reports and Financial Statements.

          (a) The Purchaser has filed all forms, reports and documents required to be filed by it with the SEC since June 30, 1998 (collectively, the "Purchaser SEC Reports"). The Purchaser SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Purchaser SEC Reports (the "Purchaser Financial Statements") (i) was prepared from the books of account and other financial records of the Purchaser and its Subsidiaries, (ii) was prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and
(iii) presented fairly the consolidated financial position of the Purchaser and its consolidated Subsidiaries as at the respective dates thereof and the results of their operations and their cash flows for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to the omission of footnotes and normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Material Adverse Effect on the Purchaser).

          (c) The Purchaser has heretofore furnished to the Selling Stockholder complete and correct copies of (i) all agreements, documents and other instruments not yet filed by the Purchaser with the SEC but that are currently in effect and that the Purchaser expects to file with the SEC after the date of this Agreement and (ii) all amendments and modifications that have not been filed by the Purchaser with the SEC to all agreements, documents and other instruments that previously had been filed by the Purchaser with the SEC and are currently in effect.

          (d) No Undisclosed Liabilities. Except as disclosed in the Purchaser SEC Reports filed prior to the date hereof and an additional amount of approximately $350,000 which has been advanced by affiliates of Purchaser since the date of its most recent Quarterly Report on Form 10-QSB, since December 31, 2000, Purchaser has not incurred any liabilities that are of a nature that would be required to be disclosed on its balance sheet or the footnotes thereto prepared in conformity with GAAP, other than (i) liabilities incurred in the ordinary course of business or (ii) liabilities that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

          Section 4.8 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

          Section 4.9 No Resale.   The Purchaser is acquiring the Shares for
the Purchaser's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

          (b) The Purchaser has been advised by the Selling Stockholder that the Shares are not registered and are being transferred hereunder on the basis of the statutory exemption under the Securities Act and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Selling Stockholder's reliance thereon is based in part upon the representations made by the Purchaser in this Agreement. The Purchaser acknowledges that the Purchaser is otherwise familiar with the nature of the restriction imposed by the Act and the rules and regulations thereunder on the transfer of the Shares, by the legend reflected on the share certificate being conveyed to the Purchaser at Closing and by the other restrictions that may have been placed thereon by Centerpoint.

          Section 4.10 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither the Purchaser nor any other Person makes any other express or implied representation or warranty on behalf of the Purchaser or any of its affiliates.

                                  ARTICLE V
                            REGISTRATION RIGHTS

     The parties acknowledge that the Selling Stockholder is accepting the Consideration Shares and the Consideration Warrants in reliance on covenants made by the Purchaser in the Registration Rights Agreement. Selling Stockholder agrees that during the term of the Registration rights Agreement, neither the Selling Stockholder nor any of its affiliates, agents, successors or assigns shall engage in any short sales of the Purchaser's Common Stock, and that in the event that any such person engages in short sales of the Purchaser's Common Stock against the future delivery of any pro rata share of Purchaser's securities pursuant to a registration statement or otherwise, the Purchaser shall have no obligation to deliver such pro rata share of such securities to any such person.

                                  ARTICLE VI
                                MISCELLANEOUS

     Section 6.1 Public Announcements. The Purchaser and the Selling Stockholder shall, and shall cause their affiliates to, consult promptly with each other prior to issuing any press release, making any required filing or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby, provide to the other party within a reasonable timeframe for review a copy of any such press release or statement, and shall not issue any such press release, public filing or make any such public statement prior to such consultation and a reasonable opportunity for review and comment, the duration of which is specified at the time of review and shall make reasonable efforts to accommodate the comments of the other party, unless otherwise required by applicable law or any listing agreement with a securities exchange.

     Section 6.2 Fees and Expenses. All costs and expenses incurred by a party in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     Section 6.3 Non-Survival of Representations and Warranties. Other than the representations and warranties set forth in Sections 3.8, 4.2 and 4.6, which shall survive in perpetuity, the representations and warranties made in this Agreement shall survive only until the second anniversary of the date hereof.

     Section 6.4 Amendment; Waiver. This Agreement may be amended, modified or supplemented by the parties hereto, at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 6.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed in the United States or Italy by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) If to the Selling Stockholder, to:

                OAM S.p.A.
                Via Fieno 8
                20121 Milan, Italy
                Facsimile:  011-39-02-72000457
                Attention:  Board of Directors

                with a copy to:
                Mark Hauser
                FDG Associates
                299 Park Avenue, 16th Floor
                New York, New York  10171
                Telephone:  (212) 940-6835
                Facsimile:  (212) 940-6803

            (b) If to the Purchaser, to:

                Bion Environmental Technologies, Inc.
                18 East 50th Street, 10th Floor
                New York, New York  10022
                Telephone:  (212) 758-6622
                Facsimile:  (212) 588-0286
                Attention:  David Mitchell

                with a copy to:
                Krys Boyle Freedman & Sawyer
                600 17th St., Suite 2700S
                Denver, CO  80202
                Telephone:  (303) 893-2300
                Facsimile:  (303) 893-2882
                Attention:  Stanley F. Freedman

     Section 6.6 Certain Definitions.  As used in this Agreement:

          (a) The term "affiliate", as applied to any person, shall mean any other person directly or indirectly controlling, controlled by, or under common control with, that person.

          (b) The term "Person" or "person" shall include individuals, corporations, partnerships, trusts, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

          (c) The term "Subsidiary" or "Subsidiaries", with respect to any person, means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, stock or other equity interests the holders of which are generally entitled to more than 50% of the vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 6.7 Interpretation. When a reference is made in this Agreement to a section, article, paragraph, clause, annex or exhibit, such reference shall be to a reference to this Agreement unless otherwise clearly indicated to the contrary. The descriptive article and section headings herein are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The meaning assigned to each term used in this Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting either gender shall include both genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

     Section 6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

     Section 6.9 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (written and oral), between the parties with respect to the subject matter hereof.

     Section 6.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 6.11 Specific Performance. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached; accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 6.12 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     Section 6.13 Submission to Jurisdiction. Each of the Selling Stockholder and the Purchaser hereby irrevocably submits in any action, suit or proceeding arising out of this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the jurisdiction of any court of the State of New York located in the City of New York. The parties hereto waive any and all objections to the laying of venue of any such litigation in such jurisdiction and agree not to plead or claim in any such litigation that such litigation has been brought in an inconvenient forum.

     Section 6.14 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily and (iv) each such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.14.

     Section 6.15 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 6.16 Legal Representation of Investec. The parties hereto acknowledge that Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") was retained by Investec to represent Investec in connection with the transactions contemplated hereby and that, notwithstanding the fact that from time to time Kramer Levin has represented various affiliates of the Selling Stockholder in connection with specific transactions, the parties understand Kramer Levin's preparation of this Agreement and the documents contemplated hereby was solely at the request of and in its role as counsel to Investec Neither party hereto is relying on Kramer Levin for representation or advice in connection with this Agreement or with the transactions contemplated hereby and without a written agreement to the contrary, Kramer Levin shall owe no duties to any party hereto.


          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.
                                  OAM S.p.A.

                                  By:/s/ Mark Hauser
                                  Name:
                                  Title:



                                  BION ENVIRONMENTAL TECHNOLOGIES, INC.
                                  By:/s/ David Mitchell
                                  Name: David Mitchell
                                  Title: CEO

                             SCHEDULE 3.3 TO
                          STOCK PURCHASE AGREEMENT




     The attached table includes all options and warrants of Centerpoint outstanding as of December 31, 1999, other than warrants to purchase 100,000 shares of Common Stock of Centerpoint issued to OAM in July 1999 which were exercised in June 2000 and warrants to purchase 25,000 shares of Common Stock issued to Elliot Briody, as reflected in Centerpoint's 12/31/99 Form 10-K.

     The expiration dates (or status) of options and warrants included in the table are as follows:

           Item No.      Expiration Date (or Status)

            1            March 31, 2002
            2            March 31, 2002
            3            March 31, 2002
            4            Exercised in March 1999
            5            Exercised in March 1999
            6            March 31, 2002
            7            March 31, 2002
            8            August 22, 2002
            9            August 22, 2002
           10            August 22, 2002
           11            August 22, 2002
           12            August 22, 2002
           13            August 22, 2002
           14            August 22, 2002
           15            Expired
           16            July 1, 2003
           17            Cancelled
           18            March 2009
           19            March 2009
           20            February 2010
           21            Exchanged for Series B Preferred Stock

     The only options or warrants issued since December 31, 1999 are options issued to non-employee directors under Centerpoint's 1995 Directors Plan which provides for the issuance of 12,500 ten-year options to each non-employee Director on January 4 of each year at the reported closing price of the stock on the January 2 preceding such issuance.

                                                                 EXHIBIT A

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                     BION ENVIRONMENTAL TECHNOLOGIES, INC.
              Warrant for the Purchase of Shares of Common Stock,
                           no par value per share

             THIS WARRANT BECOMES EXERCISABLE ON JANUARY 10, 2002
                     AND EXPIRES ON JANUARY 10, 2007


                                                            1,000,000 Shares
                                                            ----------------

     THIS CERTIFIES that, for value received, OAM, S.p.A., an Italian corporation, with an address at Via Fieno 8, 20121 Milan, Italy ("OAM", and, with any transferee, the "Holder"), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after January 10, 2002 and before 5:00 P.M. on January 10, 2007, New York time (the "Exercise Period"), 1,000,000 shares of the Company's Common Stock, no par value per share (the "Common Stock"), at an initial Exercise Price of $0.90 per share. For the purposes of this Warrant, the term "Transaction Price" shall mean the price at which the Company issues shares to Centerpoint Corporation, a Delaware corporation ("Centerpoint"), pursuant to that certain Subscription Agreement dated January 10, 2002 between the Company and Centerpoint, as such price may be adjusted from time to time pursuant to the terms of such Subscription Agreement.

     This Warrant is issued to the Holder as partial consideration in connection with the Company's purchase from OAM of 3,460,017 shares of the common stock of Centerpoint pursuant to that certain Stock Purchase Agreement between OAM and the Company dated December 31, 2001 (the "Stock Purchase Agreement"). As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 18 East 50th Street, Tenth Floor, New York, New York 10022,
Attention: David Mitchell, or at such other place as is designated in writing by the Company.

          (a) Subject to Section 1(b) hereof, such executed election must be accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company, or as otherwise provided in Section 1(b) hereof.

          (b) In lieu of exercising this Warrant via cash payment, the Holder may effect a cashless exercise and receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by means of a net issuance exercise, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

               X = Y (A - B)
                   ---------
                      A

     Where    X      =   the number of Warrant Shares to be issued to the
                         Holder.

              Y      =   the number of Warrant Shares purchasable under this
                         Warrant or, if only a portion of the Warrant is being exercised, the Warrant Shares purchasable under the portion of the Warrant being exercised (at the date of
                         such calculation).

              A      =   the Current Market Price (as defined below) of one
                         share of Common Stock (at the date of such calculation).

              B      =   the Exercise Price (as adjusted to the date of such
                         calculation).

          If the above calculation results in a negative number, then no Warrant Shares shall be issued or issuable upon conversion of this Warrant pursuant to this Section 1(b), and the Warrant shall not be deemed to have been exercised, notwithstanding the delivery of the notice of election.

          (c) The "Current Market Price" of one share of Common Stock shall mean the average closing price of the Common Stock for the five (5) trading days prior to the date of determination (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board (the "O.T.C. Bulleting Board") or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the stock is not traded on either the O.T.C. Bulletin Board or NASDAQ, the Average Closing Price reported by any other over-the-counter market; provided, however, that if the Common Stock is listed on an exchange, the Current Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of determination. If the Common Stock is/was not traded during the five (5) trading days prior to the date of determination, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any transfer or partial exercise, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder.

          (b) The Holder acknowledges that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by
Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided herein or in that certain Registration Rights Agreement between the Company and the Holder dated the date hereof (the "Registration Rights Agreement"), or
(ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

     4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock are validly authorized and, if and when this Warrant is exercised in whole or in part, the shares of Common Stock issued upon such exercise, upon receipt by the Company of the full Exercise Price therefor as determined pursuant to Section 1(a) or 1(b), as the case may be, shall be validly issued, fully paid, nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

     5. (a) In case the Company shall at any time after the date this Warrant is first issued (i) declare a dividend on the outstanding Common Stock of the Company payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, or combination, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares for such consideration which, if such Warrant had been exercised immediately prior to such time at the Exercise Price, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination.

          (b) Subject to the limitations set forth in this Section 5(b) below, in case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) at a price per share that is less than the Transaction Price (the "Section 5(b) Issue Price"), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable); provided, however, that no adjustment shall be made for the issuance by the Company of any equity securities pursuant to the provisions of any of the Company's currently outstanding "J" Warrants. Subject to the foregoing, such adjustment shall be made successively whenever any event listed above shall occur provided, however, that no such adjustment shall be made which results in an increase in the Exercise Price. Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

          (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or changeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value applicable to one share (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash; and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

          (d) In case the Company shall issue shares of Common Stock or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for Common Stock (excluding shares, rights, options, warrants, or convertible or exchangeable securities issued or issuable (i) in any of the transactions with respect to which an adjustment of the Exercise Price is provided pursuant to Sections 5(a), 5(b), or 5(c) above, or (ii) upon exercise of this Warrant) at a price per share that is less than the Transaction Price (the "Section 5(d) Exercise Price"), (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares covered by such rights, options, warrants, or convertible or exchangeable securities) then the Exercise Price shall be reduced on the date of such issuance to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, (1) the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance plus (B) the quotient obtained by dividing the consideration received by the Company upon such issuance by such Current Market Price, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance; provided, however, that no such adjustment shall be made which results in an increase in the Exercise Price. For the purposes of such adjustments, the maximum number of shares which the holders of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to initially subscribe for or purchase or convert or exchange such securities into shall be deemed to be issued and outstanding as of the date of such issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration or premiums stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares covered thereby. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of shares of Common Stock on exercise of such rights, options, or warrants or on conversion or exchange of such convertible or exchangeable securities. On the expiration or the termination of such rights, options, or warrants, or the termination of such right to convert or exchange, the Exercise Price shall be readjusted (but only with respect to this Warrant if exercised after such expiration or termination) to such Exercise Price as would have been obtained had the adjustments made upon the issuance of such rights, options, warrants, or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights, options, or warrants or upon the conversion or exchange of any such securities; and on any change of the number of shares of Common Stock deliverable upon the exercise of any such rights, options, or warrants or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including, without limitation, a change resulting from the antidilution provisions thereof. In case the Company shall issue shares of Common Stock or any such rights, options, warrants, or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then the "price per share" and the "consideration received by the Company" for purposes of the first sentence of this Section 5(d) shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

          (e) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b), 5(c), or 5(d) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price, and multiplying the result by the number of shares purchasable upon exercise of this Warrant prior to adjustment.

          (g)  Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

          (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

     6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provisions in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

          (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

          (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

     7. In case at any time the Company shall propose to:

          (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

          (b) issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

          (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6 hereof; or

          (d) effect any liquidation, dissolution, or winding-up of the Company; or

          (e) take any other action which would cause an adjustment to the Exercise Price;
then, and in any one or more of such cases, the Company shall give written notice thereof, by certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such other action which would require an adjustment to the Exercise Price.

     8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. The Company and the Holder acknowledge and agree that Shares issuable upon exercise of this Warrant pursuant to Section 1 hereof shall have the benefit of the registration rights set forth in the Registration Rights Agreement.

     10. Unless the qualifications set forth in the legend have been satisfied with respect to the Warrant Shares, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

     11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant (and upon surrender of any Warrant if mutilated), including an affidavit of the Holder that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

     12. The Holder of this Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

     13. Neither the Holder nor any of its affiliates, agents, successors or assigns shall engage in any short sales of the Company's securities during the term of this Warrant. In the event that any such person engages in short sales of the Company's securities against the future delivery of any pro rata share of the Company's securities pursuant to a Registration Statement or otherwise, the Company shall be entitled to take any actions it deems necessary or appropriate with respect to the registration of such securities and to post stop transfer instructions with respect to any of the Company's securities held by such person.

     14. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

     15. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 16 of this Warrant. Within thirty (30) days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear to answer such summons, complaint or other process.

     16. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address stated in Section 1 hereof, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 16. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 16 shall be deemed given at the time of receipt thereof.

     17. No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

     18. This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.




Dated:  As of January 10, 2002


                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         /s/ David Mitchell
                         -------------------------------------
                         Name: David Mitchell
                         Title: CEO
[Seal]

/s/ David Fuller
-----------------------------
Name: David Fuller
Title: Assistant Secretary

                             FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of Common Stock, no par value per share, of Infinity, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _________________


                              Signature_____________________________




                              ______________________________________
                              Signature Guarantee




                                   NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

     To:   Bion Environmental Technologies, Inc.
          18 East 50th Street, 10th Floor
           New York, New York  10022


                        ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant, and tenders payment herewith in the aggregate amount of $________, including (i) $_______ by certified or bank cashier's check, and/or (ii) cashless exercise of Warrants to purchase ___ Warrant Shares, in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

________________________________________________________________

________________________________________________________________

________________________________________________________________
            (Print Name, Address and Social Security
                   or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant and the remaining portion of the within Warrant be not cancelled in payment of the Exercise Price, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


________________________________________________________________

________________________________________________________________

________________________________________________________________
           (Print Name, Address and Social Security or Tax Identification Number)

Dated: ______________________              Name:________________________
                                                        (Print)
Address:________________________________________________________



                                           _____________________________
                                           (Signature)

                                           _____________________________
                                           (Signature Guarantee)

                                           _____________________________
                                           (Signature Guarantee)

                                                               EXHIBIT B

                       REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of January 10, 2002 by and among Bion Environmental Technologies, Inc., a Colorado corporation (the "Issuer"), and OAM S.p.A., an Italian corporation ("OAM"). The Issuer and OAM are sometimes referred to herein collectively as the "Parties" or each individually as a "Party".

     WHEREAS, in connection with the Stock Purchase Agreement of even date herewith by and between the Parties hereto (the "Stock Purchase Agreement"), the Issuer has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue to OAM 1,000,000 shares of Common Stock and pursuant to Section 1.1 of the Stock Purchase Agreement to issue 1,000,000 additional shares of Common Stock to OAM pursuant to a Warrant (the "Warrant") of even date herewith (collectively, the "Registrable Securities"); and

     WHEREAS, to induce OAM to execute and deliver the Stock Purchase Agreement, the Issuer agreed to provide certain registration rights under the Securities Act (as defined below) for the Registrable Securities.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Registration Rights.

          1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

               (b) "Common Stock" shall mean the Issuer's common stock, no par value per share.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (d) "Holder" shall mean OAM or any direct or indirect transferee of OAM or another Holder, with respect to the Registrable Securities so transferred.

               (e) "Person" shall mean a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.

               (f) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

               (g) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Issuer in complying with Sections
1.2 and 1.3 hereof, including, without limitation, all registration, qualification and filing fees, indenture trustee fees and expenses and other customary third party fees and expenses in connection with facilitating the public trading of the Common Stock, printing expenses, escrow fees, fees and disbursements of counsel for the Issuer, reasonable fees and disbursements of the Holders' Counsel (as defined in Section 1.5(b)), "blue sky" fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Issuer which shall be paid in any event by the Issuer). Registration Expenses shall not include Selling Expenses.

               (h) "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               (i) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (k) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for the selling Holders (other than those included in Registration Expenses).

          1.2 Registration.

               (a) Registration. The Issuer shall file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act at the earliest practicable date and within 90 days of the date of Centerpoint Corporation's filing with the SEC of its Form 10-K with audited financial statements for the year ended December 31, 2001 ("Centerpoint Form 10-K") and shall exert its best efforts to cause such Registration Statement to be declared effective as soon as practicable thereafter; provided, however, that should the Commission allow the Registration Statement to be filed and declared effective without the Centerpoint Form10-K being filed and without including therein the Centerpoint audited financial statements for the year ended December 31, 2001, the Issuer shall be required to file the Registration Statement at the earliest practicable date and within 90 days of the date that such determination is made by the Commission's staff. The Issuer shall use its best efforts to maintain the effectiveness of the Registration Statement for a period of three years from the date of exercise of the Warrant or the date on which all of the Holders of the Registrable Securities meet all of the technical requirements to be able to sell the Registrable Securities in reliance upon the provisions of Rule 144(k) promulgated under the Securities Act of 1933. If necessary, the Issuer shall cause to be filed, and shall use its best efforts to have declared effective as soon as practicable following filing, additional registration statements or amendments necessary to maintain such effectiveness for such three year period. Issuer shall cause Centerpoint's Form 10-K to be filed as soon as is reasonably practicable and shall use its best efforts to cause Centerpoint's Form 10-K to be filed within 90 days of the date hereof.


               (b) Failure to Register or Lapse in Effectiveness.

                    (i) The parties acknowledge and agree that the covenants and agreements set forth in Section 1.2(a) are an essential inducement to OAM's purchasing the Registrable Securities and that if such covenants and agreements are breached, OAM would be deprived of the benefits of its bargain. The provisions of this Section 1.2 shall be in addition to and not in lieu of any other equitable or legal remedies available to the Holders in respect of any breach by the Issuer of Section 1.2 hereof.

                    (ii) In the event that the Issuer fails to file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act within 90 days of the date of Centerpoint Corporation's filing with the SEC of its Form 10-K (the "Filing Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Filing Deadline that such Registration Statement is not filed.

                    (iii) In the event that such Registration Statement is not declared effective by the Commission within nine months of the date of its initial filing (the "Effectiveness Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Effectiveness Deadline that such Registration Statement is not declared effective by the Commission; provided, however, that the Issuer shall not be required to pay any penalty hereunder if the failure to have such Registration Statement declared effective by the Effectiveness Deadline is due solely to disclosure issues related directly to Centerpoint Corporation during the time period prior to Closing that the Issuer is unable to resolve with the Commission despite the Issuer's best efforts to have the Registration Statement declared effective as soon as practicable following the filing.

               (c) The Issuer may, at its option, in satisfaction of its obligation to file the Registration Statement in (a) above, amend its Form S-2 Registration Statement dated October 26, 2001 to cause the Registrable Securities to be included in such registration statement, within the time periods set forth in (a) above, in which event all references in this Agreement to the Registration Statement shall mean such registration statement as amended, and as amended from time to time.

          1.3 Expenses of Registration. All Registration Expenses shall be borne by the Issuer. All Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holders of such securities pro rata on the basis of the number of securities so registered.

          1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Section 1, the Issuer will keep each Holder advised in writing as to the initiation of each registration and such amendment thereof and as to the effectiveness thereof. At its expense the Issuer will:

               (a) Promptly prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective as promptly as is reasonably practicable, subject, however, to the provisions of Section
1.5 of this Agreement,  and remain effective for the period provided in
Section 1.2 (the "Registration Period"); provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the Commission or other governmental agency or court (an "Order"), such registration will be deemed not to have been effected except to any Holder whose untrue statement or omission is contained in any information or affidavit furnished in writing by a Holder to the Issuer specifically for inclusion in such registration statement which was the cause of such Order. Notwithstanding the foregoing, if within sixty (60) days after the effective date of such Order, the same is lifted and the effectiveness of the registration is restored, the registration shall be deemed to have been effected, provided that the Registration Period
(i) will be tolled during the period the stop order, injunction or similar order is in effect, (ii) shall resume upon the lifting thereof and (iii) shall be extended one day for each day during the period that such Order is in effect.

               (b) Furnish, at least five (5) business days before filing a Registration Statement that registers such Registrable Securities, a prospectus relating thereto and any amendments or supplements relating to such a Registration Statement or prospectus, to one counsel selected by the Holders (the "Holders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances).

               (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period, and to comply with the provisions of the Securities Act with respect to the sale and other disposition of all securities covered by such Registration Statement.

               (d) Notify in writing to the Holders' Counsel promptly (i) of the receipt by the Issuer of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Issuer of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes.

               (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (f) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities.


               (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (h) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) a copy addressed to Holders of the opinion, dated such date, of the counsel representing the Issuer for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holders requesting registration of Registrable Securities and
(ii) a copy addressed to Holders of the letter dated such date, from the independent certified public accountants of the Issuer, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holders requesting registration of Registrable Securities.

               (j) List the Registrable Securities on any securities exchange on which any shares of the Common Stock are listed.

               (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and the securities commission or other regulatory authority of any relevant state or other jurisdiction and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               (l) Use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

     1.5     Permissible Delay of Registration.

               (a)  If at any time or times after the Registration
Statement is declared effective by the Commission, the Issuer determines that the disclosures in such Registration Statement contain or will contain a misstatement of a material fact or omit or will omit to state any material fact which would make the statements made in the Registration Statement, in light of the circumstances under which they are made, false or misleading (a "Disclosure Condition"), the Issuer shall be entitled to either suspend the effectiveness of the Registration Statement with the Commission or suspend the availability of the Registration Statement for resales of the Registrable Securities by the Holders, or may take both such actions, and shall promptly notify the Holder thereof by delivery of written notice (a "Suspension Notice").

               (b) Notwithstanding anything contained in subsection (a) above to the contrary, the Issuer's obligation to maintain the Registration Statement current under the provisions of Section 1.2 of this Agreement shall not be suspended by reason of the Issuer's failure to disclose information at a time when public disclosure of such information is required by law.

               (c) Upon receipt of a Suspension Notice, the Holders shall immediately discontinue the use of the Registration Statement for any purpose until notified by the Issuer that the Shelf Registration is current and available for use by the Holders for the resale of the Registrable Securities held by them.

               (d) The Issuer shall not be entitled to suspend the effectiveness of the Registration Statement for a period longer than the later of:

                    (i)     the removal of the Disclosure Condition(s), or

                    (ii)    a period of not more than ninety (90)
consecutive days, or

                    (iii)    a period of not more than one hundred eighty
(180) days within any twelve (12) month period.

               (e) The Issuer shall use its best efforts to cure any Disclosure Condition(s) as quickly as is reasonably possible under the circumstances. As soon as practicable after obtaining the information necessary to cure the Disclosure Condition(s) or the Issuer determines that such Disclosure Condition(s) no longer exist(s), the Issuer shall amend or supplement the Registration Statement to the extent necessary to make the Registration Statement current, and shall give prompt written notice to the Holders when the Registration Statement is again available for resales of the Registrable Securities.

          1.6 Indemnification.

               (a) The Issuer will indemnify each Holder and each Holder's officers, directors, employees, principals, equity holders and partners; each underwriter, broker or any other Person (other than the Issuer) acting on behalf of such Holder; and each Person (other than the Issuer) controlling such Person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) (collectively, "Losses"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, preliminary or final prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Issuer of the Securities Act, state securities or "blue sky" laws or any rule or regulation promulgated thereunder applicable to the Issuer in connection with any such registration, qualification or compliance (each statement, omission or violation referred to in clauses (i), (ii) and (iii) of this Section 1.6(a) being referred to as a "Violation"), and the Issuer will reimburse each such Holder, each of its officers and directors, each such underwriter, broker or other Person (other than the Issuer) acting on behalf of such Holder, and each such controlling Person (other than the Issuer) for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, provided that the Issuer will not be liable to any such Holder or Person in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder or Person and stated to be specifically for use therein or the preparation thereby.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers, each underwriter, broker or other Person acting on behalf of the Issuer, and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all Losses arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Issuer, such Holders, such directors, officers, underwriters, brokers, other Persons acting on behalf of the Issuer or control Persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary or final prospectus, offering circular or other document in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities in such registration.

               (c) Each Person entitled to indemnification under this
Section 1.6 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. If (i) the Indemnifying Party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, the fees and expenses of any counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party; provided that, if the Indemnifying Party is obligated to pay the fees and expenses of counsel for other Indemnified Parties, such Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm for the Indemnified Parties, unless there exists a conflict of interest or separate and different defenses among the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the maximum amount which any Holder shall be required to contribute pursuant to this Section 1.6(d) shall be limited to an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Securities effected pursuant to such registration.

          1.7 Information by Holder. The Holders of securities included in any registration shall furnish to the Issuer in writing such information regarding such Holders, the Registrable Securities held by such Holders and the distribution proposed by such Holders as the Issuer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

          1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Issuer agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Issuer becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (c) So long as a Holder owns any Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration. The Issuer will take action reasonably requested by a Holder to facilitate the transfer of Registrable Securities pursuant to Rule 144.

          1.9 Transfer of Registration Rights. The rights of each Holder hereunder shall without any further action on the part of such Holder be assigned and transferred to any transferee of the Registrable Securities; provided, that immediately after the transfer, the further disposition of any of the securities is restricted by the Securities Act; and provided further, however, that such transferee shall, as a condition to the exercise of such rights, be subject to the restrictions contained in this Agreement applicable to the seller or transferor.

          1.10 Prohibition Against Short Sales. None of the Holders nor any of their respective affiliates, agents, successors or assigns shall engage in any short sales of the Issuer's Common Stock during the term of this Agreement. In the event that any such person engages in short sales of the Issuer's Common Stock against the future delivery of any pro rata share of the Registrable Securities pursuant to a Registration Statement or otherwise, the Issuer shall be entitled to take any actions it deems necessary or appropriate with respect to the registration of such securities and to post stop transfer instructions with respect to any of the Issuer's shares held by such person..

     2. Miscellaneous.

          2.1 Governing Law; Submission to Jurisdiction.

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

               (b) The Parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 2.6. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

          2.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder, and the closing of the transactions contemplated hereby.

          2.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

          2.4 Amendments. This Agreement may only be amended by mutual written Agreement of the parties.


          2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, by courier or facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party), addressed (a) if to any Holder, at such Holder's address as set forth in the Issuer's records, or at such other address as such Holder shall have furnished to the Issuer in writing, (b) if to the Issuer, at 18 East 50th Street, 10th Floor, New York, New York 10022, Attention: David Mitchell, or at such other address as the Issuer shall have furnished to such Holders in writing. Notices that are mailed shall be deemed to have been given five days after deposit in the United States mail and notices delivered personally, by facsimile or by courier shall be deemed to have been given upon delivery to recipient's address.

          2.6 Delays or Omissions. No failure or delay by any Holder in exercising any right, power or privilege hereunder and no course of dealing between the Issuer, on the one hand, and any Holder, on the other hand, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
No notice to or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action in any circumstances without notice or demand. Each covenant contained herein shall operate independently of any other covenant contained herein.

          2.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          2.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to Persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          2.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.



                         By: /s/ David Mitchell
                         Name David Mitchell
                         Title: CEO



                         OAM S.p.A.


                         By: Mark Hauser
                         Name:
                         Title:

                                                                   EXHIBIT E

                      OAM ASSIGNMENT OF LOAN AGREEMENT

     FOR VALUE RECEIVED, Bion Environmental Technologies, Inc., a Colorado corporation ("Assignor"), hereby sells, transfers and assigns unto OAM S.p.A., an Italian corporation ("OAM") ("Assignee"), as partial consideration in connection with that certain Stock Purchase Agreement, dated the date hereof, among Assignor and Assignee (the "Stock Purchase Agreement"), all of Assignor's right, title and interest in and to (1) that certain Loan Agreement dated June 13, 2001, executed by Trident Rowan Group, Inc., a Maryland corporation ("TRG"), in favor of Assignor (the "Loan Agreement") and (2) the Loan Documents (as defined in the Loan Agreement) including but not limited to any rights that Assignor may have that entitle Assignor to require OAM S.p.A., an Italian corporation ("OAM"), to enter into a security or pledge arrangement or agreement in connection with the Loan Agreement.

     Each of Assignor and Assignee hereby agrees that the terms and provisions of Sections 6.1, 6.4, 6.5, 6.7, 6.8, 6.9, 6.11, 6.12, 6.13, 6.14,
and 6.16 of the Stock Purchase Agreement shall be incorporated herein as if set forth in full.

Dated:  January ___, 2002


                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ David Mitchell
                         Name:
                         Title:

Agreed and acknowledged:

OAM S.p.A.


By: /s/ Mark Hauser
Name:
Title:

                                EXHIBIT A

                              LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made this 13th day of June 2001, by and between TRIDENT ROWAN GROUP, INC., a Maryland corporation, (together with its successors and assigns, the "Borrower") and CENTERPOINT CORPORATION, a Delaware corporation (together with its successors and assigns, the "Lender"), with offices located c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171.

     Section 1.     INTERPRETATION

     (a) Definitions. The following capitalized terms are defined as follows:

     "Collateral" means the TRG Collateral and the OAM Collateral.

     "Default" means any of the events set forth in Article 6 which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means an amount equal to the Interest Rate plus two percent (2.00%).

     "Event of Default" has the meaning set forth in Article 6 hereof.

     "Interest Rate" means an annual rate of interest equal to 5.00%.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Loan" means the loan evidenced by the Note.

     "Loan Documents" means this Agreement, the Note the Pledge Agreements and the Limited Recourse Guaranty Agreement and all other documents, instruments, financing statements, certificates and other agreements executed in connection with the Loan.

     "Note" means the Secured Promissory Note executed by the Borrower in substantially the form of Exhibit A attached to this Agreement evidencing the Loan.

     "Limited Recourse Guaranty Agreement" means that certain Limited Recourse Guaranty Agreement of even date herewith by and between OAM and Lender.

     "OAM" shall mean OAM, S.p.A., an Italian corporation and wholly owned subsidiary of Borrower.

     "OAM Collateral" means the Pledged Capital Stock as such term is defined in the OAM Pledge Agreement.

     "OAM Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between OAM and Lender.

     "Obligations" means, without limitation, the Loan including all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Sections 7.4.

     "Payment Dates" means the dates established pursuant to Article 2 for the payment of interest on the Notes.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Pledge Agreements" means the OAM Pledge Agreement and the TRG Pledge Agreement.

     "Requirements of Law" means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "TRG Collateral" means the Pledged CP Capital Stock as such term is defined in the TRG Pledge Agreement.

     "TRG Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between Borrower and Lender.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in each case in effect in the jurisdiction where the Collateral is located.

     Section 2.     LOAN TERMS AND AMOUNTS

     (a) Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make a loan to Borrower in the amount of $4,200,000. (the "Loan"). The absolute and unconditional obligation of the Borrower to repay the Lender the principal of the Loan and the interest thereon shall be evidenced the Note.

     (b) Interest on Overdue Payments; Default Rate. If any payment of interest or principal is not paid when due, the Lender, at its option, may charge and collect from the Borrower interest at the Default Rate applicable to the Note.

     Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued interest as well as any other charges due the Lender hereunder or under the Note, shall bear interest from the date on which such amount shall have first become due and payable to the Lender (or, in the case of other charges due Lender hereunder, five (5) days after demand therefor by Lender) to the date on which such amount shall be paid to the Lender (whether before or after judgment), at the Default Rate. Upon the occurrence and during the continuance of an Event of Default, any accrued and unpaid interest shall become and be absolutely due and payable to the Lender, on demand, at any time. Interest will continue to accrue until the Obligations are discharged (whether before or after judgment).

     (c) Voluntary Prepayments. Borrower may voluntarily prepay, without premium or penalty, the Loan in part or in full at any time upon notice to Lender at least five (5) days prior to the specified prepayment date.

     (d) Place of Payments. Notwithstanding anything in the Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or the Note shall be made directly to the Lender c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171 or such other place as may be designated by Lender on the due date of each such payment in immediately available funds.

     (e) Application of Funds. The funds received by the Lender shall be applied toward the Obligations as follows: first, to the payment of all fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Note or this Agreement at such time; second, to the payment of interest which shall be due and payable on the principal of the Note; and third, to the payment of principal on the Note.

     Section 3.     SECURITY INTEREST

     To secure the payment and performance of all of the Borrower's obligations hereunder and under the Note, the Borrower shall grant the Lender a continuing first priority security interest in the TRG Collateral pursuant to the TRG Pledge Agreement and shall cause its wholly owned subsidiary OAM to grant to the Lender a continuing first priority security interest in the OAM Collateral pursuant to the Limited Recourse Guaranty Agreement and the OAM Pledge Agreement.

     Section 4.     REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

     (a) Enforceable Obligations. This Agreement and the Note have been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with their terms.

     (b) No Legal Bar. The execution, delivery and performance of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate any Requirements of Law, or (ii) conflict with or result in a breach of the terms or provisions of, or constitute a default under, or (except as otherwise contemplated by any of the Loan Documents) result in the creation of any Lien under any contractual obligation of the Borrower.

     Section 5.     AFFIRMATIVE COVENANTS

     So long as any Note remains outstanding and unpaid or any other Obligation is owing to the Lender, Borrower shall promptly give notice to the Lender of the occurrence of any Default or Event of Default setting forth the details of the Default or Event of Default and any action taken or contemplated to be taken with respect to the same.

     Section 6.     EVENTS OF DEFAULT AND REMEDIES

     (a) Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

          (i) Payments. Failure by the Borrower to pay any interest on or principal of the Note when it is due and payable or declared due and payable, as the case may.

          (ii) Commencement of Bankruptcy or Reorganization Proceeding. The Borrower or OAM shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

          There shall be commenced against the Borrower or OAM any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of thirty (30) days; or

          There shall be commenced against the Borrower or OAM any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

     (b) Remedies. Upon the occurrence of an Event of Default described in this Article 6, the Lender, at its option, may:

          (i) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein or in any other agreement between the Borrower and the Lender, and

          (ii) exercise all rights granted to it under the Pledge Agreement.

     (c) Application of Proceeds. The Lender shall apply any credit in respect of disposition of the Collateral to the payment of the Obligations in accordance with the provisions of Section 2.5 hereof.

     (d) Rights Cumulative; Waiver. The rights, options and remedies of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender in accordance with the provisions hereof.

     Section 7.     MISCELLANEOUS

     (a) Amendments and Waivers. Borrower and Lender may amend this Agreement or the Note, and the Lender may waive future compliance by the Borrower with any provision of this Agreement or the Note, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and Borrower.

     (b) Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telex, telegraphic or telecopy notice, when sent, addressed as follows:

      If to the Lender:   Centerpoint Corporation
                          c/o FDG Associates
                          299 Park Avenue, 16th Floor
                         New York, New York 10171

                          Facsimile No.:  (212) 940-6003 or
                                          (212) 644-5757


      If to the Borrower: Trident Rowan Group, Inc.
                          c/o FDG Associates
                          299 Park Avenue, 16th Floor
                          New York, New York 10171

                          Facsimile No.:  (212) 940-6003 or
                                          (212) 644-5757

     Notices of changes of address shall be given in the same manner.

     (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. If the Lender shall transfer its Note and its rights under this Agreement, then the Lender shall be relieved and released from its obligations hereunder.

     (d) Collection Costs. All reasonable costs and expenses incurred by the Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, all reasonable out-of-pocket costs, all reasonable costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower shall become part of the Obligations, and the Lender may take judgment against the Borrower for all such costs, expenses and fees in addition to all other amounts due from the Borrower hereunder.

     (e) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) Governing Law. This Agreement, the Note and the other Loan Documents and the rights and obligations of the parties under this Agreement, the Note and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to its statues relating to conflicts of laws.

     (g) WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR
THE LENDER TO EXTEND CREDIT TO THE BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

     (h) Other Waivers. Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.













          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                         BORROWER:

                         TRIDENT ROWAN GROUP, INC.


                         By:
                         Name:
                         Title:



                         LENDER:

                         CENTERPOINT CORPORATION


                         By:
                         Name:
                         Title:

                            Schedule A

                             Term Note

                          Payment Schedule



     Interest Payments due semi-annually on January 14, 2002 and upon repayment of principal. Principal due and payable on June 13, 2002

                                                                 EXHIBIT F

                              ASSIGNMENT OF ASSIGNMENT
                                 OF ESCROW AGREEMENT

     AGREEMENT (this "Agreement"), made as of this 10th day of January, 2002 by and between Bion Environmental Technologies, Inc., a Colorado corporation ('Bion') and OAM S.p.A., an Italian corporation ('OAM' and together with Bion, the "Parties").

     WHEREAS, Pursuant to the terms of the Share Purchase Agreement dated April 14, 2000 by and between Centerpoint Corporation ("Centerpoint") and Aprilia, S.p.A. ("Aprilia") and the related Escrow Agreement relating to the sale of Moto Guzzi's operating subsidiaries, Lit. 9,375 million of the proceeds of the sale were placed into escrow;

     WHEREAS, by letter dated July 13, 2001 Aprilia requested that Banca di Intermediazione Mobiliare IMI S.p.A., the escrow agent under the Escrow Agreement ("IMI"), pay them Lit. 7,611 million in respect of claims alleged by it in June 2000 and on July 26, 2001, in spite of being aware of Centerpoint contesting of each of the alleged claims and its intention to seek arbitration, IMI advised Centerpoint that it had paid Lit. 7,611 million from the escrow account to Aprilia in respect of the Alleged Claims;

     WHEREAS, Bion has on this date acquired from Centerpoint, pursuant to that certain Assignment of Escrow agreement, dted the date hereof, between Bion and Centerpoint (the "Assignment of Agreement"), a 65% interest in and to the Escrow Agreement and the Abitration, and 65% of all claims, including Centerpoint's right to receive principal, interest, fees, expenses, damages, penalties and other amounts in respect of, or in connection with, any of the foregoing, together with voting and other rights and benefits arising from, under or relating to any of the foregoing, including, without limitation, all of Centerpoint?s rights to receive cash, securities, instruments and/or other property or distributions issued in connection with any of the foregoing (collectively, "Bion's Assigned Interest"); and

     WHEREAS, Bion and OAM are entering into that certain Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), pursuant to which Bion has agreed, as partial consideration for the purchase of certain Centerpoint shares from OAM, to assign its interests under the Assignment Agreement to OAM and OAM has agreed to accept such interests and to assume all of Bion's obligations under the Assignment Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     Section 1. Assignment, Assumption and Further Assurances. Bion hereby assigns, conveys, transfers and sets over unto OAM, all of the rights of Bion under the Assignment Agreement, including, without limitation, Bion's Assigned Interest, and OAM hereby accepts such assignment from Bion and assumes all of the obligations of Bion under the Assignment Agreement, including, without limitation, Bion's obligations to pay its Pro Rata Share of the Expenses pursuant to the Assignment Agreement. OAM agrees Bion is deemed to have paid in full all of its Pro Rata Share of the Expenses incurred from the time of Bion's receipt of the Assigned Interest from Centerpoint, that no Expenses were incurred during the brief period of time that Bion owned the Assigned Interest, and that Bion has no knowledge whatsoever of the substance, validity or merit of the claims assigned hereby and Bion makes no warranty or other representation of any kind in relation thereto. OAM agrees that it will administer any litigation related to, settlement of, or other resolution of the Action and the Assigned Interest, to the best of its ability, on its own behalf and on behalf of Centerpoint as Centerpoint's authorized agent. OAM agrees that its relationship with Centerpoint in connection with such administration is that of a fiduciary to Centerpoint. OAM further agrees with Centerpoint that (i) it will not settle, compromise or abandon the Action without the consent of Centerpoint, which consent shall not be unreasonably withheld or delayed, (ii) that it will consult with Centerpoint prior to making any material change in its strategy in the litigation, and (iii) that if it determines that it wants to abandon the Action, that OAM will assign the Assigned Interest to Centerpoint for a consideration of $1, and that Centerpoint shall have the right to continue to pursue the action at its own cost and expense and solely for its own benefit.

     Section 2. Fees and Expenses; Allocation of Award.

     (1) OAM and Centerpoint shall each pay its respective pro rata share of the direct costs and expenses associated with, or incurred in connection with, the administration of the Action (such costs and expenses, the "Expenses"). Bion shall not be responsible for the payment of any Expenses. The procedure for the payment of expenses by Centerpoint shall be as follows: each month OAM shall provide Centerpoint with a reasonably itemized statement of the Expenses actually incurred by OAM and paid to non-affiliated parties in connection with the administration of the action, along with adequate proof of payment. Centerpoint shall reimburse OAM for its Pro Rata Share of all such Expenses reasonably incurred by OAM within 25 days of Centerpoint's receipt of such itemized statement and proof of payment; provided, however, that Centerpoint shall not be required to reimburse OAM for any Expenses until such time as Centerpoint's Pro Rata Share exceeds a minimum "basket" amount of $5,000. In the event that Centerpoint does not fully reimburse OAM for its Pro Rata Share of reasonable Expenses in excess of the $5,000 basket amount as set forth in the itemized statement within 25 days of Centerpoint's receipt of such statement, Centerpoint shall thereupon forfeit its interest in the action and proof of payment.

     (2) If at any time after the date hereof, Bion receives any payment in respect of, or in connection with, the Action, whether in the form of cash, securities, instruments and/or other property or otherwise in connection with any of the foregoing, or otherwise with respect to the Assigned Interest assigned to OAM pursuant to this Agreement (an "Assigned Distribution"), Bion shall be deemed to have received such distribution in a fiduciary capacity and as trustee for OAM, and Bion shall with respect to any such Assigned Distribution (i) accept and hold it for the account and sole benefit of OAM,
(ii) have no equitable or beneficial interest in it, and (iii) deliver it promptly to OAM in the same form received and, when necessary or appropriate, with Bion's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

     (3) If any Assigned Distribution includes securities or other non-cash property of any kind, Bion shall, to the extent permissible by law, endorse (without recourse), assign, convey or otherwise cause to be registered in or transferred to OAM's name, or such name as OAM may direct (at OAM's sole expense) in writing, and deliver such securities or other non-cash property to OAM as soon as practicable. Pending such transfer, Bion shall hold the same as agent for OAM and Bion shall have no legal, equitable, or beneficial interest in any such Assigned Distribution.

     (4) If Bion receives any Assigned Distribution which it is required to remit to OAM, OAM will furnish to Bion such forms, certifications, statements, and other documents as Bion may reasonably request in writing to evidence OAM's exemption from the withholding of any tax imposed by the United States of America or any other jurisdiction, whether domestic or foreign, or to enable Bion to comply with any applicable laws or regulations relating thereto, and Bion may refrain from remitting such Assigned Distribution until such forms, certifications, statements, and other documents have been so furnished.

     (5) If any Assigned Distribution received by Bion and transferred to OAM pursuant to this Agreement has been made to Bion wrongfully or in error, and is required to be returned or disgorged by Bion, Bion shall promptly return such Assigned Distribution to OAM.

     (6) If at any time after the date hereof, OAM receives any payment in respect of, or in connection with, the Action (whether from Bion or from any third party), whether in the form of cash, securities, instruments and/or other property or otherwise with respect to the 35% interest in the Action that is retained by Centerpoint (a "Centerpoint Distribution"), OAM shall be deemed to have received such distribution in a fiduciary capacity and as trustee for Centerpoint, and OAM shall with respect to any such Centerpoint Distribution (i) accept and hold it for the account and sole benefit of Centerpoint, (ii) have no equitable or beneficial interest in it, and (iii) deliver it promptly to Centerpoint in the same form received (after deduction of any Pro Rata Share of Expenses due and payable by Centerpoint) and, when necessary or appropriate, with OAM's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

     (7) If any Centerpoint Distribution includes securities or other non-cash property of any kind, OAM shall, to the extent permissible by law, endorse (without recourse), assign, covey or otherwise cause to be registered in or transferred to Centerpoint's name, or such name as Centerpoint may direct (at Centerpoint's sole expense) in writing, and deliver such securities or other non-cash property to Centerpoint as soon as practicable. Pending such transfer, OAM shall hold the same as agent for Centerpoint and OAM shall have no legal, equitable, or beneficial interest in any such Centerpoint Distribution.

     (8) If any Centerpoint Distribution received by OAM has been made to OAM wrongfully or in error, and is required to be returned or disgorged by OAM, OAM shall promptly return such Centerpoint Distribution to Centerpoint.

     Section 3. Further Assurances. Each of Bion and OAM hereby covenants and agrees that such party will do, execute, acknowledge and deliver all such further acts, deeds, conveyances, assignments, affidavits, notices, transfers and assurances as the other party shall from time to time reasonably request in furtherance of and for the better assuring, assigning, conveying, transferring and setting over to OAM Bion's rights under the Assignment Agreement, or for otherwise carrying out the intention or facilitating the performance of the terms of this Agreement.

     Section 4. Miscellaneous.

     (1) Incorporation by Reference. The Parties hereby agree that the terms and provisions of Sections 6.1, 6.2, 6.4, 6.5, 6.7, and 6.8 through 6.16, inclusive, of the Stock Purchase Agreement shall be incorporated herein as if set forth in full.

     (2) Survival of Representations and Warranties. All representations, warranties, indemnities and agreements of the Parties as set forth in this Agreement shall survive the Closing.


     (3) Third Party Beneficiary. The parties hereto hereby agree that Centerpoint and its successors and assigns shall be a third party beneficiary under this Agreement.



          [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.



                         By: /s/ David Mitchell
                         Name: David Mitchell
                         Title: CEO


                         OAM S.p.A.



                         By: Mark Hauser
                         Name:
                         Title:

                                                                   EXHIBIT H

                            CENTERPOINT CORPORATION
                      18 East 50th Street, 10th Floor
                           New York, New York 10022


                              January 15, 2002




Board of Directors of OAM, S.p.A.
Via Fieno 8
20121 Milan, Italy


Gentlemen:

     Centerpoint Corporation hereby agrees to be bound by the provisions of
(a) Section 3 of that certain Assignment of Assignment of Claims Agreement and (b) Section 2 of that certain Assignment of Assignment of Escrow Agreement, both of which agreements are dated January 10, 2002 and are by and between Bion Environmental Technologies, Inc. and OAM, S.p.A.

                                     Very truly yours,

                                     CENTERPOINT CORPORATION



                                     By: /s/ David Mitchell
                                          David Mitchell, President

                            ASSIGNMENT OF ASSIGNMENT
                             OF CLAIMS AGREEMENT

     AGREEMENT (this "Agreement"), made as of this 10th day of January, 2002 by and between Bion Environmental Technologies, Inc., a Colorado corporation ("Bion") and OAM S.p.A., an Italian corporation ("OAM" and together with Bion, the "Parties").

     WHEREAS, Bion has on this date acquired from Centerpoint Corporation, a Delaware corporation ("Centerpoint"), pursuant to that certain Assignment of Claims Agreement, dated the date hereof, between Bion and Centerpoint (the "Assignment Agreement"), a 65% interest in and to certain claims Centerpoint may have, as the plaintiff, against Banca di Intermediazione Mobiliare IMI S.p.A., an Italian corporation, in connection with IMI's deduction of amounts from the Aprilia sale proceeds that it believes are in excess of the fee due IMI under the Engagement Letter, and all claims, including Centerpoint's right to receive principal, interest, fees, expenses, damages, penalties and other amounts in respect of, or in connection with, any of the foregoing, together with voting and other rights and benefits arising from, under or relating to any of the foregoing, including, without limitation, all of Centerpoint's rights to receive cash, securities, instruments and/or other property or distributions issued in connection with any of the foregoing (collectively, "Bion's Assigned Interest"); and

     WHEREAS, Bion and OAM are entering into that certain Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), pursuant to which Bion has agreed, as partial consideration for the purchase of certain Centerpoint shares from OAM, to assign its interests under the Assignment Agreement to OAM and OAM has agreed to accept such interests and to assume all of Bion's obligations under the Assignment Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     Section 1. Assignment, Assumption and Further Assurances. Bion hereby assigns, conveys, transfers and sets over unto OAM, all of the rights of Bion under the Assignment Agreement, including, without limitation, Bion's Assigned Interest, and OAM hereby accepts such assignment from Bion and assumes all of the obligations of Bion under the Assignment Agreement, including, without limitation, Bion's obligations to pay its Pro Rata Share of the Expenses pursuant to the Assignment Agreement. OAM agrees Bion is deemed to have paid in full all of its Pro Rata Share of the Expenses incurred from the time of Bion's receipt of the Assigned Interest from Centerpoint, that no Expenses were incurred during the brief period of time that Bion owned the Assigned Interest, and that Bion has no knowledge whatsoever of the substance, validity or merit of the claims assigned hereby and Bion makes no warranty or other representation of any kind in relation thereto. OAM agrees that it will administer any litigation related to, settlement of, or other resolution of the Action and the Assigned Interest, to the best of its ability, on its own behalf and on behalf of Centerpoint as Centerpoint's authorized agent.

     Section 2. OAM agrees that its relationship with Centerpoint in connection with such administration is that of a fiduciary to Centerpoint. OAM further agrees with Centerpoint that (i) it will not settle, compromise or abandon the Action without the consent of Centerpoint, which consent shall not be unreasonably withheld or delayed, (ii) that it will consult with Centerpoint prior to making any material change in its strategy in the litigation, and (iii) that if it determines that it wants to abandon the Action, that OAM will assign the Assigned Interest to Centerpoint for a consideration of $1, and that Centerpoint shall have the right to continue to pursue the action at its own cost and expense and solely for its own benefit.

     Section 3. Fees and Expenses; Allocation of Award.

     (1) OAM and Centerpoint shall each pay its respective pro rata share of the direct costs and expenses associated with, or incurred in connection with, the administration of the Action (such costs and expenses, the "Expenses"). Bion shall not be responsible for the payment of any Expenses. The procedure for the payment of expenses by Centerpoint shall be as follows: each month OAM shall provide Centerpoint with a reasonably itemized statement of the Expenses actually incurred by OAM and paid to non-affiliated parties in connection with the administration of the action, along with adequate proof of payment. Centerpoint shall reimburse OAM for all such Expenses reasonably incurred by OAM within 25 days of Centerpoint's receipt of such itemized statement and proof of payment; provided, however, that Centerpoint shall not be required to reimburse OAM for any Expenses until such time as Centerpoint's Pro Rata Share exceeds a minimum "basket" amount of $5,000. In the event that Centerpoint does not fully reimburse OAM for its reasonable Expenses in excess of the $5,000 basket amount as set forth in the itemized statement within 25 days of Centerpoint's receipt of such statement, Centerpoint shall thereupon forfeit its interest in the action and proof of payment.

     (2) If at any time after the date hereof, Bion receives any payment in respect of, or in connection with, the Action, whether in the form of cash, securities, instruments and/or other property or otherwise in connection with any of the foregoing (an "Assigned Distribution"), Bion shall be deemed to have received such distribution in a fiduciary capacity and as trustee for OAM, and Bion shall with respect to any such Assigned Distribution (i) accept and hold it for the account and sole benefit of OAM, (ii) have no equitable or beneficial interest in it, and (iii) deliver it promptly to OAM in the same form received and, when necessary or appropriate, with Bion's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

     (3) If any Assigned Distribution includes securities or other non-cash property of any kind, Bion shall, to the extent permissible by law, endorse (without recourse), assign, convey or otherwise cause to be registered in or transferred to OAM's name, or such name as OAM may direct (at OAM's sole expense) in writing, and deliver such securities or other non-cash property to OAM as soon as practicable. Pending such transfer, Bion shall hold the same as agent for OAM and Bion shall have no legal, equitable, or beneficial interest in any such Assigned Distribution.

     (4) If Bion receives any Assigned Distribution which it is required to remit to OAM, OAM will furnish to Bion such forms, certifications, statements, and other documents as Bion may reasonably request in writing to evidence OAM's exemption from the withholding of any tax imposed by the United States of America or any other jurisdiction, whether domestic or foreign, or to enable Bion to comply with any applicable laws or regulations relating thereto, and Bion may refrain from remitting such Assigned Distribution until such forms, certifications, statements, and other documents have been so furnished.

     (5) If any Assigned Distribution received by Bion and transferred to OAM pursuant to this Agreement has been made to Bion wrongfully or in error, and is required to be returned or disgorged by Bion, Bion shall promptly return such Assigned Distribution to OAM.

     (6) If at any time after the date hereof, OAM receives any payment in respect of, or in connection with, the Action (whether from Bion or any third party), whether in the form of cash, securities, instruments and/or other property or otherwise with respect to the 35% interest in the Action that is retained by Centerpoint (a "Centerpoint Distribution"), OAM shall be deemed to have received such distribution in a fiduciary capacity and as trustee for Centerpoint, and OAM shall with respect to any such Centerpoint Distribution
(i) accept and hold it for the account and sole benefit of Centerpoint, (ii) have no equitable or beneficial interest in it, and (iii) deliver it promptly to Centerpoint in the same form received (after deduction of any Pro Rata Share of Expenses due and payable by Centerpoint) and, when necessary or appropriate, with OAM's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

     (7) If any Centerpoint Distribution includes securities or other non-cash property of any kind, OAM shall, to the extent permissible by law, endorse (without recourse), assign, covey or otherwise cause to be registered in or transferred to Centerpoint's name, or such name as Centerpoint may direct (at Centerpoint's sole expense) in writing, and deliver such securities or other non-cash property to Centerpoint as soon as practicable. Pending such transfer, OAM shall hold the same as agent for Centerpoint and OAM shall have no legal, equitable, or beneficial interest in any such Centerpoint Distribution.

     (8) If any Centerpoint Distribution received by OAM has been made to OAM wrongfully or in error, and is required to be returned or disgorged by OAM, OAM shall promptly return such Centerpoint Distribution to Centerpoint.

     Section 4. Further Assurances. Each of Bion and OAM hereby covenants and agrees that such party will do, execute, acknowledge and deliver all such further acts, deeds, conveyances, assignments, affidavits, notices, transfers and assurances as the other party shall from time to time reasonably request in furtherance of and for the better assuring, assigning, conveying, transferring and setting over to OAM Bion's rights under the Assignment Agreement, or for otherwise carrying out the intention or facilitating the performance of the terms of this Agreement.

     Section 5. Miscellaneous.

     (1) Incorporation by Reference. The Parties hereby agree that the terms and provisions of Sections 6.1, 6.2, 6.4, 6.5, 6.7, and 6.8 through 6.16, inclusive, of the Stock Purchase Agreement shall be incorporated herein as if set forth in full.

     (2) Survival of Representations and Warranties. All representations, warranties, indemnities and agreements of the Parties as set forth in this Agreement shall survive the Closing.

     (3) Third Party Beneficiary. The parties hereto hereby agree that Centerpoint and its successors and assigns shall be a third party beneficiary under this Agreement.


               [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                         BION ENVIRONMENTAL TECHNOLOGIES, INC.



                         By: /s/ David Mitchell
                         Name: David Mitchell
                         Title: CEO



                         OAM S.p.A.



                         By: /s/ Mark Hauser
                         Name:
                         Title: